Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY

OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ☐

THE BANK OF NEW YORK TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

Delaware	95-3571558
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

700 South Flower Street, Suite 500
Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

Mildred Quinones-Holmes

Legal Department

The Bank of New York Trust Company, N.A.

One Wall Street, 29th Floor

New York, NY 10286

(212) 635-1889

(Name, address and telephone number of agent for service)

CHESAPEAKE ENERGY CORPORATION

(Exact name of obligor as specified in its charter)

Oklahoma	73-1395733
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

6100 North Western Avenue
Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip code)

and the Guarantors listed on the next page

Senior Notes due 2017

and related Guarantees

(Title of the indenture securities)

GUARANTORS

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Address of Principal Executive Offices

Chesapeake Eagle Canada Corp.	New Brunswick, Canada	None	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Chesapeake Energy Louisiana Corporation	Oklahoma	73-1524569	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Chesapeake Energy Marketing, Inc.	Oklahoma	73-1439175	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Chesapeake Operating, Inc.	Oklahoma	73-1343196	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Chesapeake South Texas Corp.	Oklahoma	41-2050649	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Nomac Drilling Corporation	Oklahoma	73-1606317	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Carmen Acquisition, L.L.C.	Oklahoma	73-1604860	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Chesapeake Acquisition, L.L.C.	Oklahoma	73-1528271	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Chesapeake Appalachia, L.L.C.	Oklahoma	20-3774650	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Chesapeake Land Company, L.L.C.	Oklahoma	20-2099392	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Chesapeake ORC, L.L.C.	Oklahoma	71-0934234	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Chesapeake Royalty, L.L.C.	Oklahoma	73-1549744	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Gothic Production, L.L.C.	Oklahoma	73-1539475	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Hodges Trucking Company, L.L.C.	Oklahoma	73-1293811	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Hawg Hauling & Disposal, LLC	Delaware	06-1706211	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Mayfield Processing, L.L.C.	Oklahoma	20-0174765	6100 North Western Avenue Oklahoma City, Oklahoma 73118

MC Mineral Company, L.L.C.	Oklahoma	61-1448831	6100 North Western Avenue Oklahoma City, Oklahoma 73118

W.W. Realty, L.L.C.	Oklahoma	73-1360666	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Chesapeake Exploration Limited Partnership	Oklahoma	73-1384282	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Address of Principal Executive Offices

Chesapeake Louisiana, L.P.	Oklahoma	73-1519126	6100 North Western Avenue Oklahoma City, Oklahoma 73118

Chesapeake Sigma, L.P.	Oklahoma	27-0029884	6100 North Western Avenue Oklahoma City, Oklahoma 73118

MidCon Compression, L.P.	Oklahoma	20-0299525	6100 North Western Avenue Oklahoma City, Oklahoma 73118

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency – United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

5.	Not applicable.

6.	The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

8.	Not applicable.

9.	Not applicable.

SIGNATURE

        Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 30th day of October, 2006.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/s/ Linda Garcia
Linda Garcia Assistant Vice President

5